SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  August 16, 1996

                    BALCOR REALTY INVESTORS 85 - SERIES II
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14351
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3327917
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Chestnut Ridge Apartments, Phase I

In 1982,  the Partnership  acquired Chestnut  Ridge Apartments,  Phase I,  Fort
Worth, Texas (formerly known as Cottonwood Apartments, Phase I), utilizing approximately $3,509,000 in offering proceeds. The property was acquired subject to first mortgage financing of $5,850,000. An affiliate of the General Partner (the "Affiliate") purchased the first mortgage loan in 1987. In 1990, the Partnership obtained a second mortgage loan from the Affiliate to fund operating deficits at the property. In 1992, the first and second mortgage loans, which had a total outstanding balance of $6,586,700, including accrued interest, were refinanced with a new $3,053,400 first mortgage loan from a third party and a $698,044 second mortgage loan and a $2,835,255 unsecured loan (together, the "Affiliate Loan") from an affiliate of the General Partner. In 1994, the first mortgage loan was refinanced with a new $3,694,000 first mortgage loan from a third party. Excess refinancing proceeds of $214,084 were used to repay a portion of the Affiliate Loan. In addition, $1,646,000 of the balance of the Affiliate Loan was repaid with funds borrowed from the General Partner and the remainder was retired and replaced with a subordinate nonrecourse loan of $1,473,215 and a preferred limited partnership interest of $200,000, both held by an affiliate of the General Partner.

On September 6, 1996, the Partnership contracted to sell the property for a sale price of $5,521,500 to an unaffiliated party, TGM Realty Corp. #5, a
Delaware corporation.   The  purchaser has  deposited $150,000  into an  escrow
account as earnest money.  The remainder  of the sale price will be payable  in
cash at closing, scheduled for  September 30, 1996.   From the proceeds of  the
sale, the Partnership will pay the outstanding balance of the first mortgage loan which is expected to be approximately $3,629,000 at closing, a prepayment penalty of $129,729 and $110,430 to a third party as a brokerage commission. An affiliate of the third party providing property management services for the property will receive a fee of $55,215 for services rendered in connection with the sale of the property. The Partnership will receive the remaining proceeds
of approximately  $1,601,000,  less  closing  costs.   Of  the  remaining  sale
proceeds, $250,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days after
closing.   Neither  the  General  Partner nor  any  affiliate  will  receive  a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred
in connection with the  sale.    The subordinate nonrecourse loan  and preferred
limited partnership interest will not be repaid and will be written off.

An affiliate of the General Partner has simultaneously contracted to sell Chestnut Ridge Apartments, Phase II, located adjacent to Phase I, to the purchaser. In the event that the agreement of sale for Phase I or Phase II is terminated for any reason, the agreement of sale for the other phase will also
be terminated.   In  addition, other  affiliates of  the General  Partner  have recently sold or contracted to sell 9 other properties to the purchaser.
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The closing is subject  to the satisfaction of  numerous terms and  conditions,
including the sale  of Phase II.   There can  be no assurance  that all of  the
terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
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a)  Marbrisa Apartments

As previously reported, the joint venture consisting of the Partnership and an affiliate which owns Marbrisa Apartments, Hillsborough County, Florida, contracted to sell the property on July 15, 1996 to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership, for a sale price of $8,100,000. Pursuant to the agreement of sale, the purchaser has deposited an additional $200,000 in earnest money for a total of $500,000. As of August 16, 1996, the joint venture and the purchaser agreed to reduce the sale price to $7,800,000. The closing date of the sale has also been extended from August 30, 1996 to September 20, 1996.

c)  Willow Bend Lake Apartments

As previously reported, on June 28, 1996, the Partnership contracted to sell Willow Bend Lake Apartments, East Baton Rouge, Louisiana, to an unaffiliated party, BH TFL, Inc., for a sale price of $14,853,000. On August 16, 1996, the purchaser exercised its option to terminate the agreement of sale.

d)  Steeplechase Apartments

As previously reported, on July 15, 1996, the Partnership contracted to sell Steeplechase Apartments, Lexington-Fayette, Kentucky, to an unaffiliated party, ERP Operating Limited Partnership, an Illinois limited partnership, for a sale price of $11,500,000. On August 20, 1996, the purchaser exercised its option to terminate the agreement of sale. Pursuant to the agreement of sale, the earnest money previously deposited and interest accrued thereon will be returned to the purchaser.

e)  Hunter's Glen Apartments

As previously reported, on June 30, 1996, the Partnership contracted to sell Hunter's Glen Apartments, St. Louis County, Missouri, to ERP Operating Limited Partnership, an Illinois limited partnership, for a sale price of $9,100,000. On August 22, 1996, the Partnership and the purchaser agreed to extend the closing date from August 30, 1996 to September 30, 1996.

f)  Country Oaks Apartments

As previously reported, on June 25, 1996, the Partnership contracted to sell Country Oaks Apartments, Memphis, Tennessee, to SCA North Carolina Limited Partnership, a Delaware limited partnership, for a sale price of $8,250,000. Pursuant to letter agreements between the Partnership and the purchaser, the closing was extended and the sale closed on September 5, 1996. SCA North

Carolina Limited Partnership assigned its rights under the contract to an affiliate, SCA-Tennessee Limited Partnership, which took title to the property subject to the existing first mortgage loan. The loan had an outstanding principal balance of $5,946,892 at closing. From the proceeds of the sale, the Partnership paid $123,750 as a brokerage commission to an affiliate of the third party providing property management services for the property and $30,686 in closing costs. The Partnership received the remaining proceeds of approximately $2,149,000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale dated September 3, 1996 relating to the sale of Chestnut Ridge Apartments, Phase I, Fort Worth, Texas.

          (99) (a)  (i)  First Amendment to Agreement of Sale dated August 16,
                         1996 relating to the sale of Marbrisa Apartments, Hillsborough County, Florida.

                    (ii) Letter Agreement dated August 20, 1996 relating to the sale of Marbrisa Apartments, Hillsborough County, Florida.

               (b) Letter Agreement dated August 16, 1996 relating to the sale of Willow Bend Lake Apartments, East Baton Rouge, Louisiana.

               (c) Notice of Disapproval dated August 20, 1996 relating to the sale of Steeplechase Apartments, Lexington, Kentucky.

               (d) Letter Agreement dated August 22, 1996 relating to the sale of Hunter's Glen Apartments, St. Louis County, Missouri.

               (e) Letter Agreements dated August 7, 1996, August 23, 1996 and August 27, 1996 relating to the sale of Country Oaks Apartments, Memphis, Tennessee.

          No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the  requirements of the Securities Exchange Act of 1934,  the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR REALTY INVESTORS 85 -SERIES II
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVII, an Illinois
                              general partnership, its general partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/  Jerry M. Ogle
                              ------------------------------------
                                   Jerry M. Ogle, Vice President
                                   and Secretary

Dated:  September 20, 1996
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